SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:  June 13, 2007
(Date of earliest event reported)


Commission File No.:  333-142235-01
                      -------------


                     ML-CFC Commercial Mortgage Trust 2007-7
                     ---------------------------------------
                         (Exact name of issuing entity)


                Countrywide Commercial Real Estate Finance, Inc.
                ------------------------------------------------
               (Exact name of sponsor as specified in its charter)


                      Merrill Lynch Mortgage Lending, Inc.
                      ------------------------------------
               (Exact name of sponsor as specified in its charter)


                      Artesia Mortgage Capital Corporation
                      ------------------------------------
               (Exact name of sponsor as specified in its charter)


                         PNC Bank, National Association
                         ------------------------------
               (Exact name of sponsor as specified in its charter)


                     Merrill Lynch Mortgage Investors, Inc.
                     --------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                                      13-3416059
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(State or Other Jurisdiction                (I.R.S. Employer Identification No.)
     of Incorporation)


4 World Financial Center, 250 Vesey Street, New York, New York        10080
--------------------------------------------------------------------------------
(Address of Principal Executive Office)                             (Zip Code)


                                 (212) 449-1000
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              (Registrant's telephone number, including area code)

ITEM 8.01   Other Events.
            ------------

      On June 13, 2007, a single series of mortgage pass-through certificates, entitled ML-CFC Commercial Mortgage Pass-Through Certificates, Series 2007-7 (the "Certificates"), was issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement"), attached hereto as Exhibit 4.1, and dated as of June 1, 2007, among Merrill Lynch Mortgage Investors, Inc., as depositor (the "Registrant"), Midland Loan Services, Inc., as Master Servicer No.1 and Special Servicer, Wachovia Bank, National Association, as Master Servicer No.2 and LaSalle Bank National Association as Trustee and Custodian. The Certificates consist of 31 classes (each, a "Class") of Certificates, 10 of which Classes are designated as the "Class A-1 Certificates", the "Class A-2 Certificates", the "Class A-SB Certificates", the "Class A-4 Certificates", the "Class A-1A Certificates", the "Class AM Certificates", the "Class AJ Certificates", the "Class B Certificates", the "Class C Certificates" and the "Class D Certificates" (collectively, the "Offered Certificates"); and 21 of which classes are designated as the "Class A-2FL Certificates", the "Class A-3FL Certificates", the "Class A-4FL Certificates", the "Class AM-FL Certificates", the "Class AJ-FL Certificates", the "Class E Certificates", the "Class F Certificates", the "Class G Certificates", the "Class H Certificates", the "Class J Certificates", the "Class K Certificates", the "Class L Certificates", the "Class M Certificates", the "Class N Certificates", the "Class P Certificates", the "Class Q Certificates", the "Class X Certificates", the "Class R-I Certificates", the "Class R-II Certificates", the "Class Y Certificates" and the "Class Z Certificates" (collectively, the "Private Certificates"). The Certificates evidence in the aggregate the entire beneficial ownership in a trust fund (the "Trust Fund") consisting primarily of 326 commercial, multifamily or manufactured housing community mortgage loans (the "Mortgage Loans") having an aggregate principal balance as of the Cut-Off Date of approximately $2,785,502,677. Each Mortgage Loan is secured by a mortgage lien on a fee or leasehold interest in an income producing property. Certain of the Mortgage Loans (the "MLMLI Mortgage Loans") were acquired by the Registrant from Merrill Lynch Mortgage Lending, Inc. ("MLMLI") pursuant to a Mortgage Loan Purchase Agreement, dated as of June 1, 2007, between the Registrant and MLMLI, certain of the Mortgage Loans (the "Countrywide Mortgage Loans") were acquired by the Registrant from Countrywide Commercial Real Estate Finance, Inc. ("Countrywide") pursuant to a Mortgage Loan Purchase Agreement, dated as of June 1, 2007, between the Registrant and Countrywide, certain of the Mortgage Loans (the "Artesia Mortgage Loans") were acquired by the Registrant from Artesia Mortgage Capital Corporation ("Artesia") pursuant to a Mortgage Loan Purchase Agreement, dated as of June 1, 2007, between the Registrant and Artesia, and certain of the Mortgage Loans (the "PNC Bank Mortgage Loans") were acquired by the Registrant from PNC Bank, National Association ("PNC Bank", and collectively with, MLMLI, Countrywide and Artesia, the "Sellers") pursuant to a Mortgage Loan Purchase Agreement, dated as of June 1, 2007, between the Registrant and PNC Bank. The source of funds for payment of the purchase price for the Mortgage Loans paid by the Registrant to MLMLI, Countrywide, Artesia and PNC Bank was derived from the sale of Certificates by the Registrant to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), Countrywide Securities Corporation ("Countrywide Securities"), PNC Capital Markets LLC ("PNC"), Goldman, Sachs & Co. ("GS") and Morgan Stanley & Co. Incorporated ("MS&Co.") pursuant to the Underwriting Agreement attached hereto as Exhibit 1.1, dated May 31, 2007, among the Registrant, MLPF&S, Countrywide Securities, PNC, GS and MS&Co. (pertaining to the Offered Certificates) and a Certificate Purchase Agreement, dated May 31, 2007, among the Registrant, MLPF&S and Countrywide Securities (pertaining to the Private Certificates, which were sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of that Act). On June 1, 2007, the Registrant transferred the Mortgage Loans to the Trust Fund pursuant to the Pooling and Servicing Agreement. The consideration received by the Registrant in exchange for such transfer consisted of the Certificates. The Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated May 31, 2007, supplementing the Prospectus dated May 10, 2007, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b)(5).

      Capitalized terms used but not otherwise defined herein have the meanings set forth in the Prospectus Supplement.

ITEM 9.01   Financial Statements and Exhibits.
            ---------------------------------

(c)   Exhibits

      Exhibit No.        Description
      -----------        -----------

         1.1             Underwriting Agreement

         4.1             Pooling and Servicing Agreement

        10.1             Merrill Mortgage Loan Purchase Agreement

        10.2             Countrywide Mortgage Loan Purchase Agreement

        10.3             Artesia Mortgage Loan Purchase Agreement

        10.4             PNC Mortgage Loan Purchase Agreement

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                       MERRILL LYNCH MORTGAGE INVESTORS, INC.




                                       By:   /s/ David M. Rodgers
                                          -------------------------------------
                                          Name:  David M. Rodgers
                                          Title: Executive Vice President,
                                          Chief Officer in Charge of
                                          Commercial Mortgage Securitization


Date:  June 27, 2007

                                INDEX TO EXHIBITS
                                -----------------


                                                                 Paper (P) or
Exhibit No.      Description                                     Electronic (E)
-----------      -----------                                     --------------


   1.1           Underwriting Agreement                                  E


   4.1           Pooling and Servicing Agreement                         E

                 Merrill Mortgage Loan Purchase Agreement

   10.1          Underwriting Agreement                                  E


   10.2          Countrywide Mortgage Loan Purchase Agreement            E


   10.3          Artesia Mortgage Loan Purchase Agreement                E


   10.4          PNC Mortgage Loan Purchase Agreement                    E